                                                                    EXHIBIT 3.10

                            BANGOR INVESTMENT COMPANY

                                     BYLAWS

               CORRECTED AT MEETING OF STOCKHOLDERS MARCH 7, 1984


                                       I.

     This corporation shall be known by the name of Bangor Investment Company and shall have a common seal bearing the words "Bangor Investment Company incorporated 1904."

                                      II.

     The officers of the corporation shall be a President, a Clerk, a Treasurer, three Directors and such other officers as from time to time may be appointed by the President or by the Board of Directors. Any person, whether or not he is a Director, may hold more than one office.

                                      III.

     The Directors shall be elected annually by the stockholders and shall continue in office until their successors are elected, but in case of any vacancy caused by death, resignation or otherwise, a person shall be elected by the Board of Directors to fill such vacancy.

                                      IV.

     Meetings of the Board of Directors shall be called by the Clerk upon direction of the President or two or more of the Directors, and two members shall constitute a quorum for the transaction of business at such meetings. At least one day's notice by mail, telephone or telegraph, of meetings of the Board of Directors shall be given, except that such notice may be waived by a majority of the Directors if they shall sign a statement to that effect in the minutes of such meeting. The President shall preside at meetings of the Board of Directors, except that in the event of his absence those present shall elect a presiding officer.

                                       V.

     The Annual Meeting of Stockholders shall be held on the same date as the Annual Meeting of Stockholders of Bangor and Aroostook Railroad Company, at a time and place determined by the Directors. Special meetings of the Stockholders may be called at the direction of a majority of the Board of Directors, or at the written request of the holders of a majority in voting power of the capital stock outstanding.

     At meetings of Stockholders a representation in person or by proxy of one-fifth in voting power of the capital stock legally outstanding shall constitute a quorum for the transaction of business. Notice of annual or special meetings, which notice shall include a general statement of the business to be considered at such meeting, shall be given by the Clerk in writing by mailing, to each stockholder of record on a day designated by the Board of Directors, such notice by first-class mail, postage prepaid, at least ten days in advance of the date set for such meeting; except that all requirements as to notice may be waived if at the meeting unanimous consent of the Stockholders is given by endorsement into the minutes, such consent to be given in person or by proxy. The President shall preside at meetings of the Stockholders, except that in the event of his absence those present shall elect a presiding officer.

                                      VI.

     The Board of Directors shall have the following powers in addition to powers granted elsewhere herein:

      (a) To call special meetings of the Stockholders.

      (b) To fill vacancies in their number.

      (c) To exercise general control over the business of the corporation.

      (d) To declare dividends out of the profits of the corporation.

      (e) To audit all accounts or cause them to be audited.

      (f) To do all things which in their judgment will promote the interests of the corporation, not inconsistent with these Bylaws and of the laws of the State and of the United States.

                                      VII.

      (1) The President shall have general control and management of the corporation and shall perform duties designated by the Board of Directors. He shall be empowered to delegate his duties to other officers as he may designate to an extent not inconsistent with the directions and powers of the Board of Directors.

      (2) The Clerk shall be elected by the Stockholders and shall hold office until his successor is elected. Either in person or through competent assistants, he shall keep the minutes of the meetings of the Stockholders and of the Board of Directors, shall have the custody and use of the seal of the corporation for corporate purposes, shall maintain a list of stockholders, shall notify Stockholders and Directors of meetings, shall receive and have custody of proxies submitted by Stockholders, and shall perform such other duties as may be required by law and such other duties, not inconsistent with the duties herein specified, as may be required by the President and the Board of Directors. In the event of death of the Clerk or his inability to serve, a successor shall be named by the Board of Directors, which successor shall hold office until a further successor shall be elected by the Stockholders.

      (3) The Treasurer shall be elected by the Board of Directors and, either in person or through competent assistants, shall have custody of all moneys of the corporation and shall disburse same under the general direction of the Board of Directors. He shall keep regular and detailed accounts of all receipts and disbursements and make reports of same to the Board of Directors and to the President when required. He shall perform such other duties in connection with the financial affairs of the corporation as may be required by the President and the Board of Directors. When required by the Board of Directors, the Treasurer shall furnish a bond for the faithful discharge of his duties, in such sum as the Directors shall determine.

                                      VIII.

     The Board of Directors shall provide for the issue, transfer and registration of the shares of capital stock of the Company and may appoint the necessary Transfer Agents and Registrars for that purpose. The Directors shall determine the form and denominations of stock certificates and may designate what officer or officers may sign said certificates in the name of the Company.

     Additional capital stock of the Company may be authorized by the Stockholders in accordance with law, which capital stock shall be non-assessable and shall be issued by the Board of Directors, without regard to pre-emptive rights, upon such terms and conditions and in such amounts as the Directors from time to time deem to be in the best interests of the Company.

                                       IX.

     The Company shall indemnify each present and future Director and Officer of the Company (and his heirs, executors and administrators) against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Company, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to have been liable for negligence or misconduct in the performance of his duties as such Director or Officer.

                                       X.

     The Bylaws may be altered or amended to an extent not inconsistent with law, by the Board of Directors at any meeting legally held and attended by a majority of said Board, or by the Stockholders at any meeting legally held and attended either in person or by proxy by the holders of a majority of the voting power of capital stock outstanding.

                                STATE OF MAINE

                             NOTICE OF RESIGNATION
                                    OF CLERK

Pursuant to 13-A MRSA Section 304(4) you are hereby notified that the undersigned has resigned as the Clerk of Bangor Investment Company, a Maine
                                         -------------------------
corporation, whose address is
                   c/o Bangor and Aroostook Railroad Company,
                 RFD #2, Bangor, Maine 04401                                   .
-------------------------------------------------------------------------------
                       (street, city, state and zip code)

*A copy of the notice of resignation has been mailed to Walter E. Travis, at
                                                       -----------------
                                                         (insert name)
                           Bangor Investment Company
                   c/o Bangor and Aroostook Railroad Company
                          RFD #2, Bangor, Maine 04401
--------------------------------------------------------------------------------
                               (mailing address)                (zip code)
the         President        of the corporation.
    -------------------------
       (corporate officer)



Dated: September 2, 1987
      ------------------



                                                  /s/ WILLIAM M. HOUSTON
                                                  ------------------------------
                                                       (signature of clerk)

                                                        WILLIAM M. HOUSTON
                                                  ------------------------------
                                                       (type or print name)

                              STATE OF MAINE
                            CHANGE OF CLERK OR
                         REGISTERED OFFICE OR BOTH

                    Pursuant to 13-A MRSA Section 304
                   the undersigned corporation advises
                    you of the following change(s):



FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

                               William M. Houston
-------------------------------------------------------------------------------
                          RFD #2, Bangor, Maine 04401
-------------------------------------------------------------------------------
                       (street, city, state and zip code)

SECOND: The name and registered office of its successor (new) clerk who must be a Maine resident

          Shirley R. Strout, c/o Bangor and Aroostook Railroad Company
-------------------------------------------------------------------------------
           Northern Maine Junction Park, RFD #2, Bangor, Maine 04401
-------------------------------------------------------------------------------
                       (street, city, state and zip code)

THIRD:    Upon a change in clerk this must be completed:

          ( ) Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

          (XX) Such change was authorized by the shareholders. (Complete the following)

                    I certify that I have custody of the minutes showing the above action by the shareholders.

                                                  /s/ SHIRLEY R. STROUT
                                                  ---------------------------
                                                  (signature of new clerk,
                                                   secretary or assistant
                                                   secretary)
                                                  Shirley R. Strout, Clerk

Dated:    September 2, 1987
      ---------------------------------
                                                   BANGOR INVESTMENT COMPANY
                                                  ---------------------------
                                                      (name of corporation)

                                                  By /s/ SHIRLEY R. STROUT
                                                    -------------------------
                                                            (signature)

                                                    Shirley R. Strout, Clerk
                                                  ---------------------------
                                                    (type or print name and
                                                      capacity)

                                                  By
                                                     ------------------------
                                                             (signature)

                                                  ---------------------------
                                                    (type or print name and
                                                      capacity)

                                 STATE OF MAINE

                             ARTICLES OF AMENDMENT
                           (AMENDMENT BY SHAREHOLDERS
                              VOTING AS ONE CLASS)

          Pursuant to 13-A MRSA Sections 805 and 807, the undersigned corporation adopts these Articles of Amendment:


         FIRST: All outstanding shares were entitled to vote on the following amendment as one class.

         SECOND: The amendment set out in Exhibit A attached was adopted by the shareholders (Circle one)

                  A.       at a meeting legally called and held on, OR June 14,
                           1988.
                 [B.]      by unanimous written consent on

         THIRD: Shares outstanding and entitled to vote and shares voted for and against said amendment were:

                        Number of Shares Outstanding    NUMBER         NUMBER
                            and Entitled to Vote       Voted For   Voted Against
                        ----------------------------   ---------   -------------
                                   250,000              250,000          0

         FOURTH: If such amendment provides for exchange, reclassification or cancellation of issued shares, the manner in which this shall be effected is contained in Exhibit B attached if it is not set forth in the amendment itself.
                                 See Exhibit A
         FIFTH: (Complete if Exhibits do not give this information.) If the amendment changes the number or par values of authorized shares, the number of shares the corporation has authority to issue thereafter, is as follows:

                  Class    Series (If any)  Number of Shares  Par Value (If any)
                  -----    ---------------  ----------------  ------------------
              Common Stock     none             179,810              none

                  The aggregate par value of all shares (of all classes and series) having par value is $ 0.
                  The total number of all such shares (of all classes and series) without par value is 179,810 shares.

                                                               c/o Bangor and Aroostook Railroad Company, RFD#2
         SIXTH:   Address of the registered office in Maine:   Northern Maine Junction Park, Bangor, ME 04401
                                                               ------------------------------------------------
                                                                         (street, city and zip code)
         ----------------------------------------------------
                   MUST BE COMPLETED FOR VOTE OF                          BANGOR INVESTMENT COMPANY
                            SHAREHOLDERS                       ------------------------------------------------
          --------------------------------------------------       (Name of Corporation -- Typed or Printed)
          I certify that I have custody of the minutes
          showing the above action by the shareholders.        By* /s/ SHIRLEY R. STROUT
                                                                  ---------------------------------------------
                       /s/ SHIRLEY R. STROUT                                     (signature)
          --------------------------------------------------
          (signature of clerk, secretary or asst. secretary)                 Shirley R. Strout, Clerk
         ----------------------------------------------------  ------------------------------------------------
                                                                       (type or print name and capacity)




         Dated:  June 15, 1988
               ----------------------------------------------

                                                                       EXHIBIT A

                     BANGOR AND AROOSTOOK RAILROAD COMPANY

                         Written Consent of Shareholder

                   Pursuant to Section 620, Sub-Section 2 and
                       Section 803, Sub-Section 5 of the
                         Maine Business Corporation Act

     The undersigned being the owner of all of the issued and outstanding common stock of Bangor Investment Company, a Maine Corporation, hereby consents to the following action being taken for and in behalf of said Bangor Investment
Company:

VOTED: That pursuant to 13-A, Maine Revised Statutes, Sections 801 and 802, Sub-Section 2G, the following amendment to the Composite Certificate of Organization of Bangor Investment Company, a Maine corporation, all of whose issued and outstanding common stock is owned by this Company, be and hereby is adopted: (i) to change the 250,000 shares of common stock of $1.00 per share par value, which have been previously issued and are presently outstanding, into 179,810 shares of common stock without par value; (ii) to change the amount of capital stock previously authorized from $250,000 (consisting of 250,000 shares of common stock of $1.00 per share par value) to 179,810 shares without par value; and (iii) to change the par value of the shares of common stock from $1.00 par value to no par value.

                                          BANGOR AND AROOSTOOK RAILROAD COMPANY

                                          BY          [ILLEGIBLE]
                                            -----------------------------------
                                                       President

June 14, 1988

                                 STATE OF MAINE

                               ARTICLES OF MERGER

                                       OF

                             BIC MERGER CORPORATION
                          ---------------------------
                              A MAINE CORPORATION

                                      INTO

                           BANGOR INVESTMENT COMPANY
                          ---------------------------
                              A MAINE CORPORATION



     Pursuant to 13 -- A MRSA Section 903, the board of directors of each participating corporation approve and the undersigned corporations, adopt the following Articles of Merger:

     FIRST:    The plan of merger is set forth in Exhibit A attached hereto and made a part hereof.

     SECOND:   As to each participating corporation, the shareholders of which voted on such plan of merger, the number of shares outstanding and the number of shares entitled to vote on such plan, and the number of such shares voted for and against the plan, are as follows:

                              Number of
     Name of                    Shares         Number of Shares
     Corporation              Outstanding     Entitled to Vote     Voted For      Voted Against
-----------------------       -----------     ----------------     ---------      -------------
BIC Merger Corporation             100                 100               100            0
Bangor Investment
Company                        179,296             179,296           178,547          307


     THIRD:    If the shares of any class were entitled to vote as a class, the designation and number of the outstanding shares of each such class, and the number of shares of each such class voted for and against the plan, are as follows:


     Name of                  Designation        Number of
     Corporation                of Class           Shares          Voted For      Voted Against
-----------------------       -----------     ----------------     ---------      -------------

                                Not Applicable.


   (Include the following paragraph if the merger was authorized without the vote of the shareholders of the surviving corporation. Omit if not applicable.)

     FOURTH: The plan of merger was adopted by the participating corporation which is to become the surviving corporation in the merger without any vote of its shareholders, pursuant to section 902, subsection 5. The number of shares of each class outstanding immediately prior to the effective date of the merger, and the number of shares of each class to be issued or delivered pursuant to the plan of merger of the surviving corporation are set forth as follows:

                         Not Applicable.


                                             Number of Shares Outstanding       Number of Shares to Be Issued
Designation                                  Immediately Prior to Effective     Or Delivered Pursuant To The
 Of Class                                           Date of Merger                        Merger
------------                                 ------------------------------     -----------------------------


FIFTH:    The address of the registered office of the surviving corporation is

          c/o Bangor & Aroostook Railroad Company, Northern Maine Junction Park,
          ----------------------------------------------------------------------
          RFD #2, Bangor, ME 04401.
          ----------------------------------------------------------------------
                            (street, city, state and zip code)

          The address of the registered office of the merged corporation is

          One Portland Square, P.O. Box 586, Portland, ME 04112.
          ----------------------------------------------------------------------
                            (street, city, state and zip code)

SIXTH: Effective date of the merger (if other than date of filing of Article) is ______________, 19 _____.

          See Section 2 of attached Plan of Merger and Reorganization. (Not to exceed 60 days from date of filing of the Articles.)

Dated:    January 24, 1989                    BANGOR INVESTMENT COMPANY
      --------------------------             --------------------------------
                                                 (surviving corporation)


===================================================
           MUST BE COMPLETED FOR VOTE OF
                   SHAREHOLDERS
===================================================
I certify that I have custody of the minutes showing the above action by the shareholders of

Bangor Investment Company
---------------------------------------------------
               (name of corporation)

/s/ SHIRLEY R. STROUT
---------------------------------------------------
(signature of clerk, secretary or asst. secretary.)
===================================================


Dated:  January 24, 1989
       --------------------------------------------


===================================================
           MUST BE COMPLETED FOR VOTE OF
                   SHAREHOLDERS
===================================================
I certify that I have custody of the minutes showing the above action by the shareholders of

BIC Merger Corporation
---------------------------------------------------
               (name of corporation)

/s/ GREGORY S. FRYER
---------------------------------------------------
(signature of clerk, secretary or asst. secretary)
===================================================

By* /s/ SHIRLEY R. STROUT
   ------------------------------------------------
                     (Signature)

Shirley R. Strout, Clerk
---------------------------------------------------
         (type or print name and capacity)



BIC MERGER CORPORATION
---------------------------------------------------
               (merged corporation)


By* /s/ GREGORY S. FRYER
   ------------------------------------------------
                     (Signature)

Gregory S. Fryer, Clerk
---------------------------------------------------
         (type or print name and capacity)

                                                                       EXHIBIT A

                       PLAN OF MERGER AND REORGANIZATION

          PLAN OF MERGER AND REORGANIZATION dated as of December 7, 1988 by and among Downeast Securities Corporation, a Delaware corporation ("Downeast"); Deer Isle Corporation, a Delaware corporation ("Deer Isle"); Bangor &
Aroostook Railroad Company, a Maine corporation ("BAR"); Bangor Investment Company, a Maine corporation ("BIC"); BAR Merger Corporation, a Maine corporation ("Newco BAR"); and BIC Merger Corporation, a Maine corporation ("Newco BIC") (all of such corporations, collectively, being herein referred to as the "Corporations").

                              W I T N E S S E T H:

          WHEREAS, the Board of Directors of each Corporation has determined that it is in the best interests of such Corporation to participate in the reorganization contemplated by this Plan of Merger and Reorganization;

          WHEREAS, Downeast owns approximately 99.325% of the outstanding shares of Common Stock of BAR, approximately 99.325% of the outstanding shares of Common Stock of BIC, 100% of the outstanding shares of Common Stock of Deer Isle, 100% of the outstanding Common Stock of Newco BAR, and 100% of the outstanding shares of Common Stock of Newco BIC;

 NOW, THEREFORE, the contemplated reorganization shall be effected as follows:

          1. Pursuant to this Plan of Merger and Reorganization, as of the Effective Date (as defined below), (a) Newco BAR shall merge into BAR (the "BAR Merger", with BAR being the surviving corporation of such merger, and (b) Newco BIC shall merge into BIC (the "BIC Merger"), with BIC being the surviving corporation of such merger. Upon the Effective Date, the separate existence of Newco BAR and Newco BIC shall be merged with and into BAR and BIC, respectively.

          2. The BAR Merger and the BIC Merger shall become effective as of the time and date of filing, with the office of the Secretary of State of Maine, of Articles of Merger for the BAR Merger and the BIC Merger, whichever filing occurs later (the "Effective Date").

          3. The articles of incorporation and bylaws of BAR and BIC in effect immediately prior to the Effective Date shall remain the articles of incorporation and bylaws of BAR and BIC, respectively, upon and after the Effective Date, until subsequently altered, amended, or repealed as provided by law.

          4. The directors and officers of BAR and BIC immediately prior to the Effective Date shall remain the directors and officers Of BAR and BIC, respectively, upon and after the Effective Date, until their respective successors are duly elected or appointed and have been qualified in the manner provided in the articles of incorporation and bylaws of BAR and BIC, respectively, or as otherwise provided by law.

          5. By virtue of the BAR Merger, (a) each share of Common Stock of Newco BAR outstanding immediately prior to the Effective Date shall, upon the Effective Date, be converted into 1/10th new share of Common Stock, no par value, of BAR; (b) each share of Common Stock of BAR owned of record immediately prior to the Effective Date by Downeast shall remain outstanding in the name of Downeast upon the Effective Date; and (c) all other shares of Common Stock of BAR outstanding immediately prior to the Effective Date shall, upon the Effective Date, be cancelled and each stock certificate for such cancelled shares shall thereupon represent solely the right to be paid $150.00 per share in cash upon surrender of the certificate to BAR.

          6. By virtue of the BIC Merger, (a) each share of Common Stock of Newco BIC outstanding immediately prior to the Effective Date shall, upon the Effective Date, be converted into 1/10th new share of Common Stock, no par value, of BIC; (b) each share of Common Stock of BIC owned of record immediately prior to the Effective Date by Downeast shall remain outstanding in the name of Downeast upon the Effective Date; and (c) all other shares of Common Stock of BIC outstanding immediately prior to the Effective Date shall, upon the Effective Date, be cancelled and each stock certificate for such cancelled shares shall thereupon represent solely the right to be paid $60.00 per share in cash upon surrender of the certificate to BIC.

          7. Following consummation of the BAR Merger, Downeast shall make a capital contribution to Deer Isle in the form of all capital stock owned by Downeast in BAR. Through such capital contribution, BAR shall become the wholly-owned subsidiary of Deer Isle, which shall remain the wholly-owned subsidiary of Downeast.

          8. Following consummation of the BAR Merger and the BIC Merger, BIC shall pay a dividend to its sole shareholder (Downeast) in the form of all capital stock owned by BIC in the following wholly-owned subsidiaries:
Bangor & Aroostook Transportation Company, Machine Accounting, Inc., Maine Rent-a-Car System, Maine Rent-a-Truck System, and McKay Rock Products, Inc. (collectively, the "BIC Subsidiaries"). Downeast shall then make a capital contribution to Deer Isle in the form of all capital stock owned by Downeast in the BIC Subsidiaries. Through such dividend and such capital contribution, the BIC Subsidiaries shall become wholly-owned subsidiaries of Deer Isle.

          9. Consummation of the BAR Merger and BIC Merger and all other transactions contemplated by this Plan of Merger and Reorganization shall be conditioned upon prior approval of this

Plan of Merger and Reorganization by (i) the Boards of Directors of each of the Corporations (by vote or by written consent in the manner provided by law),
(ii) the affirmative vote of the holders of a majority of the outstanding shares of each of BAR and BIC and (iii) the written consent of Downeast as sole shareholder of Newco BAR, Newco BIC, and Deer Isle Corporation.

          10. The Board of Directors of any of the Corporations may by resolution at any time prior to the Effective Date cause this Plan of Merger and Reorganization to be abandoned. Any such action shall not require a further vote of the shareholders of any of the Corporations.

          11. The provisions set forth in this Plan of Merger and Reorganization shall not be deemed to be exclusive of or otherwise to limit the statutory dissenters' rights provided under the Maine Business Corporation
Act, Title 13-A Maine Revised Statutes Annotated.

                                 STATE OF MAINE

                               CHANGE OF CLERK or
                           REGISTERED OFFICE or BOTH


               Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):


FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

          Shirley R. Strout
          --------------------------------------------------------------------
          c/o Bangor & Aroostook Railroad, Northern Main Junction
          Park; RFD 2; Bangor, Maine 04401
          --------------------------------------------------------------------
                       (street, city, state and zip code)

SECOND: The name and registered office of its successor (new) clerk who must be a Maine resident:

          Roberta H. Toothaker
          --------------------------------------------------------------------
                                     (name)
          One Portland Square, P.O. Box 586, Portland, ME 04112-0586
          --------------------------------------------------------------------
                       (street, city, state and zip code)

THIRD:    Upon a change in clerk this must be completed:

          (x ) Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

          ( ) Such change was authorized by the shareholders. (Complete the following)

            I certify that I have custody of the minutes showing the above action by the shareholders.


                                        --------------------------------
                                            (signature of new clerk,
                                             secretary or assistant
                                                   secretary)

   Dated: November 17, 1993             BANGOR INVESTMENT COMPANY
          ------------------            --------------------------------
                                             (name of Corporation)

                                     By  /s/ ROBERTA H. TOOTHAKER
                                        --------------------------------
                                               (signature)
                                        Roberta H. Toothaker, Clerk
                                        --------------------------------
                                        (type or print name and capacity)

                         STATE OF MAINE

                       CHANGE OF CLERK or
                    REGISTERED OFFICE or BOTH


               Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):


FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

          Roberta H. Toothaker
          --------------------------------------------------------------------
          One Portland Square, P.O. Box 586, Portland, ME 04112-0586
          --------------------------------------------------------------------
                       (street, city, state and zip code)

SECOND: The name and physical location of the registered office of the successor (new) clerk, who must be a Maine resident, are:

          Mark K. Googins
          --------------------------------------------------------------------
                                     (name)
          One Portland Square, P.O. Box 586, Portland, ME 04112-0586
          --------------------------------------------------------------------
           (street address (not P.O. Box), city, state and zip code)

          --------------------------------------------------------------------
                   (mailing address if different from above)

THIRD:    Upon a change in clerk this must be completed:

          ( ) Such change was authorized by the board of directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

          (X ) Such change was authorized by the shareholders. (Complete the following)

            I certify that I have custody of the minutes showing the above action by the shareholders.

                                        /s/ MARK K. GOOGINS
                                        --------------------------------
                                             (signature of new clerk)

   Dated: December 13, 1995             BANGOR INVESTMENT COMPANY
          ------------------            --------------------------------
                                             (name of Corporation)

                                     By  /s/ MARK K. GOOGINS
                                        --------------------------------
                                               (signature)
                                        Mark K. Googins, Clerk
                                        --------------------------------
                                        (type or print name and capacity)

                           BANGOR INVESTMENT COMPANY

                                     BYLAWS

               CORRECTED AT MEETING OF STOCKHOLDERS MARCH 7, 1984

                                       I.

     This corporation shall be known by the name of Bangor Investment Company and shall have a common seal bearing the words "Bangor Investment Company incorporated 1904."

                                      II.

     The officers of the corporation shall be a President, a Clerk, a Treasurer, three Directors and such other officer as from time to time may be appointed by the President or by the Board of Directors. Any person, whether or not he is a Director, may hold more than one office.

                                      III.

     The Directors shall be elected annually by the stockholders and shall continue in office until their successors are elected, but in case of any vacancy caused by death, resignation or otherwise, a person shall be elected by the Board of Directors to fill such vacancy.

                                      IV.

     Meetings of the Board of Directors shall be called by the Clerk upon direction of the President or two or more of the Directors, and two members shall constitute a quorum for the transaction of business at such meetings. At least one day's notice by mail, telephone or telegraph, of meetings of the Board of Directors shall be given, except that such notice may be waived by a majority of the Directors if they shall sign a statement to that effect in the minutes of such meeting. The President shall preside at meetings of the Board of Directors, except that in the event of his absence those present shall elect a presiding officer.

                                       V.

     The Annual Meeting of Stockholders shall be held on the same date as the Annual Meeting of Stockholders of Bangor and Aroostook Railroad Company, at a time and place determined by the Directors. Special meetings of the Stockholders may be called at the direction of a majority of the Board of Directors, or at the written request of the holders of a majority in voting power of the capital stock outstanding.

     At meetings of Stockholders a representation in person or by proxy of one-fifth in voting power of the capital stock legally outstanding shall constitute a quorum for the transaction of business. Notice of annual or special meetings, which notice shall include a general statement of the business to be considered at such meeting, shall be given by the Clerk in writing by mailing, to each stockholder of record on a day designated by the Board of Directors, such notice by first-class mail, postage prepaid, at least ten days in advance of the date set for such meeting; except that all requirements as to notice may be waived if at the meeting unanimous consent of the Stockholders is given by endorsement into the minutes, such consent to be given in person or by proxy. The President shall preside at meetings of the Stockholders, except that in the event of his absence those present shall elect a presiding officer.

                                      VI.

     The Board of Directors shall have the following powers in addition to powers granted elsewhere herein:

     (a)  To call special meetings of the Stockholders.

     (b)  To fill vacancies in their number.

     (c)  To exercise general control over the business of the corporation.

     (d)  To declare dividends out of the profits of the corporation.

     (e)  To audit all accounts or cause them to be audited.

     (f) To do all things which in their judgment will promote the interests of the corporation, not inconsistent with these Bylaws and of the laws of the State and of the United States.

                                      VII.

     (1) The President shall have general control and management of the corporation and shall perform duties designated by the Board of Directors. He shall be empowered to delegate his duties to other officers as he may designate to an extent not inconsistent with the directions and powers of the Board of Directors.

     (2) The Clerk shall be elected by the Stockholders and shall hold office until his successor is elected. Either in person or through competent assistants, he shall keep the minutes of the meetings of the Stockholders and of the Board of Directors, shall have the custody and use of the seal of the corporation for corporate purposes, shall maintain a list of stockholders, shall notify Stockholders and Directors of meetings, shall receive and have custody of proxies submitted by Stockholders, and shall perform such other duties as may be required by law and such other duties, not inconsistent with the duties herein specified, as may be required by the President and the Board of Directors. In the event of death of the Clerk or his inability to serve, a successor shall be named by the Board of Directors, which successor shall hold office until a further successor shall be elected by the Stockholders.

     (3) The Treasurer shall be elected by the Board of Directors and, either in person or through competent assistants, shall have custody of all moneys of the corporation and shall disburse same under the general direction of the Board of Directors. He shall keep regular and detailed accounts of all receipts and disbursements and make reports of same to the Board of Directors and to the President when required. He shall perform such other duties in connection with the financial affairs of the corporation as may be required by the President and the Board of Directors. When required by the Board of Directors, the Treasurer shall furnish a bond for the faithful discharge of his duties, in such sum as the Directors shall determine.

                                     VIII.

     The Board of Directors shall provide for the issue, transfer and registration of the shares of capital stock of the Company and may appoint the necessary Transfer Agents and Registrars for that purpose. The Directors shall determine the form and denominations of stock certificates and may designate what officer or officers may sign said certificates in the name of the Company.

     Additional capital stock of the Company may be authorized by the Stockholders in accordance with law, which capital stock shall be non-assessable and shall be issued by the Board of Directors, without regard to pre-emptive rights, upon such terms and conditions and in such amounts as the Directors from time to time deem to be in the best interests of the Company.

                                      IX.

     The Company shall indemnify each present and future Director and Officer of the Company (and his heirs, executors and administrators) against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved by reason of his being or having been a Director or Officer of the Company, except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to have been liable for negligence or misconduct in the performance of his duties as such Director or Officer.

                                       X.

     The Bylaws may be altered or amended to an extent not inconsistent with law, by the Board of Directors at any meeting legally held and attended by a majority of said Board, or by the Stockholders at any meeting legally held and attended either in person or by proxy by the holders of a majority of the voting power of capital stock outstanding.

                                                                       EXHIBIT A

                                     BYLAWS

                                       OF

                    COMMUNICATIONS RESOURCE ASSOCIATES, INC.
                     (formerly B & A Communications, Inc.)

                                   ARTICLE I

                                  DEFINITIONS

     When used in these Bylaws, the terms defined below shall have the meanings specified.

     The "Articles" shall mean the Articles of Incorporation of the Corporation, including any and all amendments thereto, as then in effect.

     The "Board" shall mean the Board of Directors of the Corporation.

     The "Corporation" shall mean Communications Resource Associates, Inc., a Maine Corporation.

     The "Corporation Act" shall mean the Maine Business Corporation Act, Title 13-A of the Revised Maine Statutes Annotated, as then in effect.

     The "State" shall mean the State of Maine.

                                   ARTICLE II

                               CORPORATE OFFICES

     SECTION 2.1 Principal Office. The principal office of the Corporation shall at Northern Maine Junction Park, R.R. 2, Bangor, Maine 04401, or such other location as the Board may from time to time designate.

     SECTION 2.2 Registered office. The Clerk of the Corporation shall maintain the registered office of the Corporation at some fixed place within the State, which may be, but need not be, the Corporation's principal office.

     SECTION 2.3 Other Offices. The Corporation may also have offices at such other places either within or without the State as the Board may from time to time determine or as the business may require.

                                 ARTICLE III

                          MEETINGS OF SHAREHOLDERS

     SECTION 3.1 Annual Meetings. The annual meeting of shareholders of the Corporation for the election of directors and the transaction of other business shall be held (i) on the third Thursday of March of each year, if not a legal holiday, and if a legal holiday then on the next succeeding weekday not a legal holiday, or (ii) at such other date and time as the Board shall specify by resolution.

     SECTION 3.2 Special Meetings. Special meetings of the shareholders may be called only by the President, the Board, the holders of not less than ten (10) percent of the shares entitled to vote at the meeting, or such other persons as are specifically entitled by the Corporation Act to call special meetings of shareholders.

     SECTION 3.3 Place of Meetings. All meetings of shareholders shall be held at the principal office of the Corporation or at such other place within or without the State as may be determined by the Board.

     SECTION 3.4 Notice of Meetings. Written notice of each meeting of shareholders, stating the place, date, and hour of the meeting, shall be delivered, either personally or by mail, to each shareholder of record entitled to vote at such meeting, not less than three (3) nor more than sixty (60) days before the meeting. In the case of a special meeting, or to the extent otherwise required by the Corporation Act, the Articles, or these Bylaws, such notice shall also state the purpose or purposes for which the meeting is called. If mailed, such notice shall be deemed delivered when deposited with postage prepaid in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation. Notwithstanding any provision of these Bylaws, defects in the calling or notice of a meeting of shareholders shall be deemed waived to the extent provided by the Corporation Act.

     SECTION 3.5 Record Date. For the purpose of determining shareholders entitled to notice of and to vote at any meeting of shareholders, the Board may fix in advance a record date, which date shall not be more than sixty (60) days, nor less than three (3) full days, prior to the date of the meeting of shareholders. If the Board does not fix a record date for a meeting of shareholders, the record date shall be the date next preceding the date on which notice of the meeting is mailed.

     SECTION 3.6 Quorum. At each meeting of shareholders, the holders of a majority of the shares entitled to vote thereat, present in person or by proxy, shall constitute a quorum for the transaction of business.

     SECTION 3.7 Adjournments. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by vote of a majority of the shares present, or if no shares are present, by the Clerk.

     SECTION 3.8 Organization. Each meeting of shareholders shall be presided over by the President or by a person designated by the President to act as chairman of the meeting. If the President is not present and no person is so designated by him, the chairman of the meeting shall be chosen by plurality vote of the shares present or represented at the meeting and entitled to vote. The order of business at all meetings of shareholders shall be as determined by the chairman of the meeting. The secretary of the meeting shall keep a record of all actions taken by the shareholders at the meeting.

     SECTION 3.9 Voting. Except as otherwise provided by the Articles, each share of stock shall be entitled to one vote on each matter submitted to the shareholders. Except as otherwise provided by statute, the Articles, these Bylaws, or resolution of the Board of Directors, any corporate action shall be authorized by a majority of the votes cast at the meeting by the holders of shares entitled to vote on the subject matter.

     SECTION 3.10 Voting Inspectors. At each meeting of shareholders, the Clerk shall act as voting inspector unless the Board or the chairman of the meeting shall have designated one or more voting inspectors for such meeting. No director or candidate for the office of director shall act as an inspector for the election of directors.

     SECTION 3.11 List of Shareholders. The officer or agent having charge of stock transfer books for shares of the Corporation shall, in advance of each meeting of shareholders, prepare a complete list of the shareholders entitled to vote at that meeting.

     SECTION 3.12 Consent of Shareholders. Any action required or permitted to be taken at any meeting of shareholders may be taken without a meeting if written consents, setting forth the action so taken, are signed by the holders of all outstanding shares entitled to vote on such action and are filed with the Clerk. Such written consents shall have the same force and effect as a unanimous vote of shareholders.

                                 ARTICLE IV

                                  DIRECTORS

     SECTION 4.1 General Powers. The Board shall manage and direct the management of the business and affairs of the Corporation and may exercise all powers of the Corporation and do or cause to be done on behalf of the Corporation all lawful acts as are not expressly reserved to the shareholders by the Corporation Act, the Articles, or these Bylaws.

     SECTION 4.2 Number. The number of directors constituting the Board shall be not less than one (1) nor more than nine (9), and shall be fixed in the manner provided by the Articles.

     SECTION 4.3 Qualifications. Directors must have attained the age of twenty-one (21) years.

     SECTION 4.4 Election and Term. Unless otherwise provided by the Articles and except as hereinafter provided, the directors shall be elected each year at the annual meeting of shareholders. Each director shall hold office until the expiration of the term for which he is elected and until his successor has been elected and qualified, or until his earlier resignation, removal from office, death, or incapacity.

     SECTION 4.5 Vacancies. Vacancies in the Board, including Vacancies created by an increase in the number of directors, may be filled by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected to fill any vacancy shall be elected for the unexpired term of his predecessor.

     SECTION 4.6 Meetings and Notice. Regular meetings of the Board may be held without notice at such place, date, and hour as shall be fixed from time to time by resolution of the Board. Special meetings of the Board may be called only by the President, any director, or such other persons as are specifically permitted by the Corporation Act to call special meetings of directors. Notice of the place, date, and hour of each special meeting (i) shall be mailed to each director, addressed to him at his residence or usual place of business, at least three (3) business days before the meeting or (ii) shall have been sent to him at such place by telegram or cable, or received by him in person by telephone, at least twenty-four (24) hours before the meeting. Notwithstanding any provision of these Bylaws, defects in the calling or notice of a meeting of directors shall be deemed waived to the extent provided by the Corporation Act.

     SECTION 4.7 Quorum; Voting. At each meeting of the Board, a majority of the directors then in office shall constitute a quorum for the transaction of business. Except as otherwise provided by the Corporation Act, the Articles, or these Bylaws, the vote of a majority of the directors present at any meeting of directors at which a quorum is or was once present shall constitute the act of the Board. In the absence of a quorum, any meeting of directors may be adjourned from time to time by vote of a majority of the directors present.

     SECTION 4.8 Committees. By resolution adopted by a majority of the directors then in office, the Board may designate from among its members an executive committee and other committees, each consisting of two (2) or more directors. The Board may delegate to any such committee all or any portion of the authority of the Board, except to the extent prohibited by the Corporation Act.

     SECTION 4.9 Telephonic Meetings. Members of the Board or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

     SECTION 4.10 Consent of Directors. Any action required or permitted to be taken at a meeting of the Board or of any committee thereof may be taken without a meeting if written consents, setting forth the action taken, are signed by all members of the Board or committee, as the case may be. Such consents shall be filed with the minutes of the Board meetings or committee meetings (as the case may be) and shall have the same effect as a unanimous vote.

                                   ARTICLE V

                                    OFFICERS

     SECTION 5.1 Principal Officers. The principal officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, a Treasurer, a Clerk, and any other officers designated by the Board as principal officers. Any two or more offices may be held by the same person.

     SECTION 5.2 Appointive Officers. The Board or the President may from time to time appoint or delegate the appointment of such other officers and assistant officers as are deemed necessary, including one or more Assistant Secretaries or Treasurers.

     SECTION 5.3 Term of Office; Removal. Officers shall hold their offices until their successors are chosen and have qualified, or until their earlier resignation or removal from office. Any officer may be removed at any time, with or without cause, by the Board. Any officer appointed by the President pursuant to these Bylaws may be removed at any time, with or without cause, by the President.

     SECTION 5.4 Resignations. Any officer may resign at any time by giving written notice to the President or the Clerk. Unless otherwise specified therein, a resignation shall take effect upon receipt of such notice, and the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 5.5 Vacancies. A vacancy in any office, however occurring, shall be filled for the unexpired portion of the term in the manner prescribed by these Bylaws for regular election or appointment to such office.

     SECTION 5.6 Powers and Duties. Except as hereinafter provided and subject to the control of the Board, the officers of the Corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the Board or, in the case of appointive offices, by the President.

      (a) President. The President shall be the chief executive officer of the Corporation, shall preside at all meetings of shareholders and (unless the Board shall have appointed a chairman of the board) all meetings of the Board, and shall see that all orders and resolutions of the Board are carried into effect. The President shall have authority to appoint and remove agents and employees and to prescribe their powers and duties and may authorize any other officer or officers to do so. He shall have authority to institute or defend legal proceedings whenever the directors or shareholders are deadlocked.

      (b) Vice President. The Board may elect one or more Vice Presidents, who shall have such powers and duties as the Board shall designate. In the absence or disability of the President, the Vice President (or, in case there shall be more than one, the Vice Presidents in such order as the Board shall designate) shall perform the duties and exercise the powers of the President.

      (c) Secretary. The Secretary shall attend all meetings of the Board and record its proceedings. He may give, or cause to be given, notice of all meetings of shareholders and directors of the Corporation. The Secretary may certify all votes, resolutions, and actions of the shareholders, the Board, and committees of the Board.

      (d) Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds and securities of the Corporation and shall exercise the powers and shall perform the duties incident to the office of Treasurer.

      (e) Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as from time to time may be assigned to them by the Board, the President, or the Secretary or Treasurer (respectively). At the request of the Secretary or the Treasurer, or in case of his absence or inability to act, any Assistant Secretary or Assistant Treasurer (respectively) may act in his place.


      (f) Clerk. The Clerk shall be a resident of the State and keep, at the registered office of the corporation, records of all meetings of shareholders. The Clerk may certify all votes, resolutions, and actions of the shareholders, the Board, and committees of the Board.

                                   ARTICLE VI

                                INDEMNIFICATION

     SECTION 6.1 Indemnification of Directors and Officers. The Corporation shall in all cases indemnify any existing or former director or officer of the Corporation who was or is a party or is threatened to be made a party to any Action (as defined below) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, fiduciary, employee, or agent of another Entity (as defined below), or by reason of his conduct in any such capacity, against Expenses (as defined below) actually and reasonably incurred by him in connection with such Action.

     SECTION 6.2 Indemnification of Employees and Agents. The Corporation may, but except as provided in Section 6.1 above shall not be required to, indemnify any other person who was or is a party or is threatened to be made a party to any Action by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee, partner, fiduciary, or agent of another Entity, or by reason of his conduct in any such capacity, against Expenses actually and reasonably incurred by him in connection with such Action. Such indemnification shall be subject to any restrictions imposed by applicable law or by the Board in its discretion. Unless ordered by a court or required by
Section 6.1, indemnification permitted by this Section 6.2 shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of such person is proper in the circumstances and that he has met the applicable standard of conduct set forth in clauses (i) and (ii) of
Section 6.3 below. Such determination shall be made by the Board by a majority vote of a quorum consisting of directors who were not parties to such Action, or if such a quorum is not obtainable (or even if obtainable, if a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, or by the shareholders.

     SECTION 6.3 Standards for Indemnification. Notwithstanding the foregoing, no indemnification pursuant to Section 6.1 or 6.2 above shall be provided for any person with respect to any matter as to which he shall have been finally adjudicated in any Action not to have met the following standard of conduct:

     (i) That such person acted honestly and in the reasonable belief that his action was in or not opposed to the best interests of the Corporation or its shareholders or, in the case of a person serving as a fiduciary of an employee benefit plan or trust, in or not opposed to the best interests of that plan or trust or its participants or beneficiaries; and

     (ii) With respect to any criminal action or proceeding, that such person did not have reasonable cause to believe that his conduct was unlawful.

Moreover, except to the extent otherwise permitted by law, no indemnification shall be provided for any person with respect to any matter as to which he shall have been finally adjudicated to be liable to the Corporation. The termination of any Action by judgment, order, or conviction adverse to such person, or by settlement or plea of nolo contendere or its equivalent, shall not of itself create a presumption that such person did not satisfy the foregoing standard of conduct. Satisfaction of the foregoing standard of conduct shall not of itself make mandatory any indemnification that is otherwise permitted but not required by this Article VI.

     SECTION 6.4 Expenses. (a) All Expenses reasonably incurred by any existing or former director or officer in connection with any Action referred to in Section 6.1 above shall promptly be paid by the Corporation, even in advance of the final disposition of that Action.

     (b) Any Expenses reasonably incurred by any other existing or former employee or agent in connection with any Action referred to in Section 6.2 above may be paid by the Corporation, if so authorized by the Board, in advance of the final disposition of that Action; provided, however, that Expenses may be paid to an employee or agent only upon a determination (made in accordance with Section 6.2 above) that, based solely on the facts then known to those making the determination and without further investigation, the employee or agent seeking indemnification satisfied the standard of conduct set forth in clauses (i) and (ii) of Section 6.3 above. The Board, in its sole discretion, may impose such conditions as it deems appropriate on any advance payment of Expenses to an employee or agent under this paragraph (b).

     (c) Notwithstanding paragraphs (a) and (b) of this Section 6.4, no advance payment of Expenses shall be made hereunder unless the Company shall be in receipt of:

     (i) A written undertaking by or on behalf of the indemnified person to repay that amount if such person is finally adjudicated not to be entitled to indemnification by the Corporation; and

     (ii) A written affirmation by the indemnified person that he has met the standard of conduct set forth in clauses (i) and (ii) of Section
            6.3 above.

The undertaking required by clause (i) of this paragraph (c) shall be an unlimited general obligation of the person seeking the advance, but (except to the extent otherwise provided by the Board pursuant to paragraph (b) of this
Section 6.4) shall not be secured and shall be accepted without reference to financial ability to make the repayment.

     SECTION 6.5 Enforceability. Once any right to indemnification against or payment of Expenses arises hereunder, it shall be deemed a contract right and may not be modified or revoked, whether by amendment of these Bylaws or otherwise, without the express written consent of the indemnitee. Indemnification and payment rights hereunder shall inure to the benefit of the indemnitee's heirs, devisees, executors, and administrators. Any right to indemnification or payment of Expenses arising under these Bylaws may be enforced by a separate action against the Corporation, if and to the extent an order for such indemnification or payment has not been entered by a court in any Action in respect of which indemnification or payment of Expenses is sought.

     SECTION 6.6 Nonexclusive Remedy. The rights provided by this Article VI shall not be deemed exclusive of any other right of indemnification or reimbursement provided by contract, the Articles, vote of shareholders or directors, or otherwise.

     SECTION 6.7 Insurance. The Corporation may purchase and maintain insurance on behalf of itself and any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, partner, fiduciary, employee, or agent of another Entity, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the Corporation Act.

     SECTION 6.8 Definitions. For purposes hereof, the term "Action" shall include any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative; the term "Entity" shall include any corporation, partnership, joint venture, trust, pension or other employee benefit plan, or other enterprise; and the term "Expenses" shall include expenses (including, without limitation, costs of investigation and attorneys, fees), judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement. A person who serves as a director, officer, trustee, employee, partner, fiduciary, or agent of an Entity controlled by the Corporation, or a pension or employee benefit plan operated for the benefit of employees of the Corporation, shall be deemed to be doing so at the request of the Corporation.

                                  ARTICLE VII

                     CONTRACTS, CHECKS, BANK ACCOUNTS, ETC.

     SECTION 7.1 Execution of Contracts. The President, and any other officer, employee, or agent authorized by the Board or the President shall have authority, in the name and on behalf of the corporation, to enter into any contract. Such authority may be general, or may be confined to specific instances or otherwise limited.

     SECTION 7.2 Loans. The President or any other officer, employee, or agent authorized by the Board or the President may obtain loans and advances for the Corporation from any person or entity; execute and deliver promissory notes or other evidences of indebtedness of the Corporation for such loans or advances; and when authorized to do so by the Board may pledge, hypothecate, or transfer any property of the Corporation as security for any such loans or advances. Such authority may be general, or may be confined to specific instances or otherwise limited.

     SECTION 7.3 Checks, Drafts, Etc. The Board or the President shall establish from time to time the manner in which checks, drafts, and other orders for the payment of money from the funds of the Corporation and all other instruments evidencing indebtedness of the Corporation are to be executed on behalf of the Corporation.

     SECTION 7.4 Bank Accounts. The Board, the President, or any other officer designated by the Board may from time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies, or other depositories as may be selected by the President or any such other officer or officers. The Board may make such special rules and regulations with respect to bank accounts, not inconsistent with the provisions of these Bylaws, as it may deem expedient.

                                  ARTICLE VIII

                                 CAPITAL STOCK

     SECTION 8.1 Share Certificates. Each shareholder, upon payment in full for his shares, shall be entitled to a certificate certifying the number of shares owned by him in the Corporation. No certificate shall be issued for any share until such share is fully paid. Each such certificate shall be signed in the name of the Corporation by any two officers of the Corporation. Share certificates of the Corporation shall conform to all requirements imposed thereon by the Corporation Act or these Bylaws and shall bear such additional legends, if any, as the Clerk shall consider appropriate.

     SECTION 8.2 Lost Certificates. The Board may direct that a new certificate be issued in place of any certificate previously issued by the Corporation and alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Board may, in its discretion, require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond, in such sum and with such sureties as the Board may direct, to indemnify the Corporation against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

     SECTION 8.3 Transfer of Shares. Each transfer of shares of stock of the Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by his duly authorized attorney-in-fact, or with a transfer agent appointed in accordance with this Article VIII, upon surrender of the certificate or certificates of such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law; provided that whenever any transfer of shares shall be made for collateral security and not absolutely, such fact, if known to the Corporation or to its transfer agent, shall be so expressed in the entry of transfer if requested in writing by both the transferor and transferee. The Board may, from time to time, make such additional rules and regulations as it may deem expedient, not inconsistent with these Bylaws or the Articles, concerning the issue, transfer, and registration of certificates for shares of the capital stock of the Corporation.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     SECTION 9.1 Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year, except as otherwise fixed by resolution of the Board.

     SECTION 9.2 Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation and its state of incorporation and may be in any form approved by the Board or the Clerk from time to time. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. In the event it is inconvenient to use such a seal, the signature of the Corporation followed by the word "seal" enclosed in parentheses shall be deemed the seal of the Corporation.

     SECTION 9.3 Interpretation. Headings and captions used herein are inserted for convenience only and in no way describe or define the scope or content of any provision. Whenever used herein, the masculine gender shall include the feminine and neuter genders, as the context requires. In the case of any conflict between the provisions of the Articles and these Bylaws, the Articles shall control.


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